UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2023

Khosla Ventures Acquisition Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40131	86-1488707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2128 Sand Hill Road
Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 376-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	KVSA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Khosla Ventures Acquisition Co. (the “Company”) did not consummate, or execute a letter of intent, agreement in principle or definitive agreement for, an initial business combination on or December 8, 2023, and therefore in accordance with the Company’s certificate of incorporation the Company shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not later than December 18, 2023 redeem 100% of the outstanding shares of Class A common stock issued in its initial public offering and not previously redeemed (the “Public Shares”), at a per-share redemption price of $10.75679613, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate.

The Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. Holders of record of Public Shares of December 8, 2023 will be entitled to receive their pro rata portion of the proceeds of the trust account by delivering their Public Shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount.

The Company’s initial stockholders, including its sponsor and initial directors, have agreed to waive their redemption rights with respect to their outstanding Class B common stock issued prior to the Company’s initial public offering.

The Company expects that Nasdaq will file a Form 25 with the United States Securities and Exchange Commission (the “Commission”) to delist the Company’s securities. The Company thereafter expects to file a Form 15 with the Commission to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Khosla Ventures Acquisition Co.

Date: December 12, 2023	By:	/s/ Peter Buckland
Name: Peter Buckland
Title: Chief Financial Officer